                               POWER OF ATTORNEY
                              (ACQUISITION SHELF)


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of up to 7,500,000 shares of common stock, par value $.01 per share (the "Common Stock") in consideration of the receipt by the Corporation of one or more businesses, properties or assets;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint William H Flores, Joan R. Smith and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company;

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of June, 1996.



                                                 /s/  Robert L. Barbanell
                                                -------------------------------

                               POWER OF ATTORNEY
                              (ACQUISITION SHELF)


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of up to 7,500,000 shares of common stock, par value $.01 per share (the "Common Stock") in consideration of the receipt by the Corporation of one or more businesses, properties or assets;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint William H Flores, Joan R. Smith and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company;

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of June, 1996.



                                                 /s/  David A.B. Brown
                                                -------------------------------

                               POWER OF ATTORNEY
                              (ACQUISITION SHELF)


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of up to 7,500,000 shares of common stock, par value $.01 per share (the "Common Stock") in consideration of the receipt by the Corporation of one or more businesses, properties or assets;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint William H Flores, Joan R. Smith and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company;

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of June, 1996.



                                                 /s/  Howard I. Bull
                                                -------------------------------

                               POWER OF ATTORNEY
                              (ACQUISITION SHELF)


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of up to 7,500,000 shares of common stock, par value $.01 per share (the "Common Stock") in consideration of the receipt by the Corporation of one or more businesses, properties or assets;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint William H Flores, Joan R. Smith and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company;

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 4th day of June, 1996.



                                                 /s/  Nathaniel A. Gregory
                                                -------------------------------

                               POWER OF ATTORNEY
                              (ACQUISITION SHELF)


         WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 ("Registration Statement") including one or more prospectuses included therein ("Prospectuses"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectuses as may be necessary or appropriate, in connection with registration by the Company of up to 7,500,000 shares of common stock, par value $.01 per share (the "Common Stock") in consideration of the receipt by the Corporation of one or more businesses, properties or assets;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint William H Flores, Joan R. Smith and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company;

         (1) the Registration Statement, including the Prospectuses and exhibits thereto, and any and all amendments (including pre-effective and post-effective amendments) to such Registration statement and any supplement or supplements to the Prospectuses as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of June, 1996.



                                                 /s/  Christopher M. Linneman
                                                -------------------------------